EXHIBIT 99.1

June 30, 2003 Selected Financial Information

Information for the three and six–months ended June 30, 2003 and 2002 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws.  Statements that are not historical in nature, including the words “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend” and similar expressions are intended to identify forward looking statements.  While these statements reflect the Company’s good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events.  Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors and similar considerations.  The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.  For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see “Real Estate Investment Risks” filed as Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2002.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

SUMMARY OF CONSOLIDATED FINANCIAL DATA

(UNAUDITED)

	As of
	June 30, 2003	June 30, 2002

Diluted Shares Outstanding:
Common shares outstanding	17,869,619	17,772,063
Unvested restricted shares	212,598	208,309
Operating partnership units	3,020,776	3,020,776
Convertible debentures	51,333	265,143
Total Diluted Shares Outstanding	21,154,326	21,266,291

Indebtedness:
Fixed rate debt	$161,902,573	173,142,398
Variable rate debt	78,110,343	39,366,846
Total Indebtedness	$240,012,916	212,509,244

Total Indebtedness %:
% Fixed rate debt	67.5%	81.5%
% Variable rate debt	32.5%	18.5%

Portfolio Weighted Average Interest Rates:
Fixed rate debt	7.8%	8.0%
Variable rate debt	2.7%	3.5%

Current Annual Dividend Yield (based on current annualized dividend):
Closing market price	$20.94	17.60
Current annual dividend	$1.24	1.18
Dividend yield	5.9%	6.7%

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

INDEBTEDNESS MATURITY AS OF JUNE 30, 2003

(UNAUDITED)

Mortgages:

	Weighted Avg. Int. Rate	Balance as of June 30, 2003
Maturity Year
2003	10.38%	$442,923

2006	7.98%	19,978,504

2007	8.61%	5,371,543

2008	6.84%	5,531,512

2009	7.49%	19,075,332

2010	7.97%	36,961,500	(1)

2011	7.04%	14,115,556

2012	7.54%	34,710,939

2014	6.10%	7,517,722

2020	9.75%	17,658,042	(1)
Total mortgages		$161,363,573

Other Fixed Rate Debt:

2003
Debentures	7.63%	$539,000

Total other fixed rate debt		$539,000

Variable Rate Debt:

2003
Line of credit		$61,500,000

2004
Construction		16,610,343
Total variable rate debt		$78,110,343

Total Indebtedness		$240,012,916

(1)                            Includes FMV adjustment aggregating $2,892,464.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

SUMMARY OF CONSOLIDATED OPERATING INFORMATION

(UNAUDITED)

	Three months ended June 30,			Six months ended June 30,
	2003	2002		2003	2002

Diluted funds from operations	$8,961,142	8,347,171	(2)	17,945,520	15,853,976	(2)
FFO per share (1)	0.43	0.40		0.85	0.80

Dividends paid per share	$0.310	0.295		0.620	0.590
Dividend/FFO payout ratio	72.9%	73.9%		72.7%	74.2%

Weighted average number of shares outstanding:
Basic	17,863,021	17,501,026		17,848,263	16,470,129
Diluted	21,064,493	20,906,694		21,049,990	19,941,409

Leverage Ratio:
EBITDA	$11,878,704	11,609,947	(2)	24,231,901	22,488,827	(2)
Interest expense	$3,808,465	4,124,453		8,079,109	8,318,724
Interest coverage ratio	3.12	2.81		3.00	2.70

Reconciliation of FFO Diluted:
Net earnings	$5,261,704	4,502,504	(2)	10,545,870	8,280,644	(2)
Depreciation and amortization of property and improvements	2,808,535	2,982,990		5,606,922	5,889,459
FFO basic	8,070,239	7,485,494		16,152,792	14,170,103
Debenture interest and amortization	10,779	51,224		30,653	141,654
OP unit minority interest	880,124	810,453		1,762,075	1,542,219
FFO diluted	$8,961,142	8,347,171	(2)	17,945,520	15,853,976	(2)

(1)              The Company believes that Funds from Operations (“FFO”) provides relevant and meaningful information about its operating performance that is necessary, along with net earnings, for an understanding of its operating results.  Funds from operations is defined by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) as net earnings (computed in accordance with accounting principles generally accepted in the United States of America), excluding cumulative effects of changes in accounting principles, extraordinary items and gains or losses on sales of properties, plus depreciation and amortization and after adjustments to record unconsolidated partnerships and joint ventures on the same basis.  FFO does not represent cash flows from operations as defined by accounting principles generally accepted in the United States of America.  FFO is not indicative that cash flows are adequate to fund all cash needs and should not be considered as an alternative to cash flows as a measure of liquidity. The Company’s FFO may not be comparable to the FFO of other REIT’s if they do not define similarly entitled items exactly as the Company defines them or if they interpret the NAREIT definition differently.

(2)              The Company adopted the provisions relating to Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections,” on January 1, 2003.  Upon adoption, the Company determined that gains and losses on early extinguishment of debt previously recognized as extraordinary items were not extraordinary items.  Accordingly, the Company reclassified the extraordinary loss of $108,953 reported in the quarter ended June 30, 2002, to operating expense.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION RELATED TO

ACQUISITIONS AND DEVELOPMENT/REDEVELOPMENT PROJECTS

AS OF JUNE 30, 2003

(UNAUDITED)

2003 and 2002 Acquisition:

Property	Location	Acquisition Cost		Date Acquired	Total Square Footage
Greenbrier Shopping Center	Harford County, MD	21,900,000	(1)	August 2002	115,398	(1)

(1)              Excludes additional $3.6 million for land, on and offsite improvements which are allocated to an approximate 50,000 square foot expansion scheduled for a 2003 construction start.

2003 and 2002 Development Project Completed:

Property	Location	Total Costs	Date Opened	Total Square Footage
Perry Hall Super Fresh Shopping Center	Baltimore County, MD	$9,534,943	April 2002	65,059

Expansion/Redevelopment Projects In Progress

Property	Location	Total Costs as of 6/30/03	Estimated Costs to Complete	Projected Opening Date	Completion %
Lutherville Station Shopping Center	Baltimore County, MD	$228,243	$2,946,926	2004	75%
Smoketown Plaza Shopping Center	Dale City, VA	8,109,406	2,318,993	July 2003	80%
Shrewsbury Shopping Center	Shrewsbury, PA	6,668,309	2,693,720	July 2003	95%
Delaware Project	Dover, DE	335,825	6,141,252	2004/2005	5%
Miscellaneous Projects		2,202,387	—
		$17,544,170	$14,100,891

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

LEASE EXPIRATIONS

AS OF JUNE 30, 2003

(UNAUDITED)

Lease Year Expiration	Number of Expiring Leases	Approximate Expiring GLA	Expiring Leases Annualized Minimum Rent	Average Minimum Rent Per Square Foot
2003	55	127,099	$1,842,874	$14.50
2004	126	349,590	5,511,671	15.77
2005	117	526,885	5,250,576	9.97
2006	136	410,585	6,387,939	15.56
2007	82	401,008	4,732,508	11.80
2008	79	436,665	5,140,934	11.77
2009	22	189,968	2,516,223	13.25
2010	43	352,483	4,498,788	12.76
2011	28	285,489	2,498,781	8.75
2012	37	248,431	4,102,363	16.51
2013	22	119,533	2,033,900	17.02
Thereafter	70	2,029,612	21,288,201	10.49
	817	5,477,348	$65,804,758	$12.01

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

LEASED RATES

AS OF JUNE 30, 2003

(UNAUDITED)

	TOTAL SQ. FT.	LEASED SQ. FT.	PERCENT LEASED
MARYLAND
Arundel Plaza Shopping Center	249,746	249,746	100%
Clinton Property	28,956	28,956	100%
Club Centre Shopping Center	44,170	34,111	77%
Enchanted Forest Shopping Center	139,898	137,948	99%
Fullerton Plaza Shopping Center	152,834	152,834	100%
Glen Burnie Village Shopping Center	75,185	59,551	79%
Greenbrier Shopping Center	115,363	115,363	100%
Harford Mall and Business Center	625,379	602,500	96%
Ingleside Shopping Center	115,450	115,450	100%
Little Glen Shopping Center	18,823	14,709	78%
Lutherville Station - Office	90,611	82,611	91%
Lutherville Station - Retail	183,829	123,229	67%
New Town Village Shopping Center	117,593	112,867	96%
North East Station Shopping Center	80,190	80,190	100%
Orchard Square Office	28,005	22,965	82%
Patriots Office	28,289	24,048	85%
Patriots Plaza Shopping Center	38,727	38,727	100%
Perry Hall Square Shopping Center	182,855	169,153	93%
Perry Hall Super Fresh Shopping Center	65,059	65,059	100%
Radcliffe Shopping Center	82,280	82,280	100%
Rolling Road Plaza Shopping Center	63,729	63,729	100%
Rosedale Plaza Shopping Center	90,622	85,882	95%
Security Square Shopping Center	77,287	77,287	100%
Shawan Plaza Shopping Center	94,653	92,653	98%
Shoppes at Easton Shopping Center	113,330	113,330	100%
Southwest Property	24,743	24,743	100%
Timonium Crossing Shopping Center	59,829	50,121	84%
Timonium Shopping Center	206,729	192,429	93%
Waldorf Bowl	26,128	26,128	100%
Waldorf Retail	4,500	4,500	100%
Waverly Woods Shopping Center	103,547	103,547	100%
Wilkens Beltway Plaza Shopping Center	79,740	79,740	100%
Wilkens Office I,II,III	52,770	52,027	99%
York Road Plaza Shopping Center	90,903	87,744	97%
MARYLAND TOTALS	3,551,752	3,366,157	95%

DELAWARE
Brandywine Commons Shopping Center	165,805	165,805	100%
Milford Commons Shopping Center	61,100	55,600	91%
DELAWARE TOTALS	226,905	221,405	98%

	TOTAL SQ. FT.	LEASED SQ. FT.	PERCENT LEASED
VIRGINIA
Burke Town Plaza Shopping Center	132,778	132,778	100%
Skyline Village Shopping Center	126,641	123,271	97%
Smoketown Plaza Shopping Center	84,428	34,470	41%*
Spotsylvania Crossing Shopping Center	141,857	139,632	98%
Sudley Towne Plaza Shopping Center	107,761	107,761	100%
VIRGINIA TOTALS	593,465	537,912	91%

NEW YORK
Colonie Plaza Shopping Center	140,406	128,239	91%
Columbia Plaza Shopping Center	132,648	116,353	88%
NEW YORK TOTALS	273,054	244,592	90%

PENNSYLVANIA
Pottstown Plaza Shopping Center	161,727	155,988	96%
Saucon Valley Square Shopping Center	80,695	80,695	100%
Stonehedge Square Shopping Center	88,010	86,010	98%
Wayne Heights Shopping Center	107,549	53,300	50%
Wayne Avenue Plaza Shopping Center	121,593	120,358	99%
PENNSYLVANIA TOTALS	559,574	496,351	89%

MASSACHUSETTS
Del Alba Shopping Center	71,985	66,485	92%
MASSACHUSETTS TOTALS	71,985	66,485	92%

MID-ATLANTIC TOTALS	5,276,735	4,932,902	93%

ILLINOIS
Rolling Meadows	37,225	37,225	100%
ILLINOIS TOTALS	37,225	37,225	100%

SUBTOTAL OPERATING PROPERTIES	5,313,960	4,970,127	94%

DEVELOPMENT OPERATIONS - MD
Greenbrier Shopping Center	6,000	6,000	100%
DEVELOPMENT OPERATIONS - MD	6,000	6,000	100%

DEVELOPMENT OPERATIONS - PA
Shrewsbury Square	80,825	66,895	83%
DEVELOPMENT OPERATIONS - PA	80,825	66,895	83%

DEVELOPMENT OPERATIONS - VIRGINIA
Smoketown Plaza Shopping Center	163,200	163,200	100%
DEVELOPMENT OPERATIONS - VIRGINIA	163,200	163,200	100%

TOTAL OPERATING & DEVELOPMENT	5,563,985	5,206,222	94%

*Under development

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

TOP 10 CENTERS BY SIZE

(UNAUDITED)

CENTER NAME	GLA	% OF TOTAL PORTFOLIO
Harford Mall	598,479	10.8%
Lutherville Station Shopping Center	274,440	4.9%
Arundel Plaza Shopping Center	249,746	4.5%
Smoketown Plaza Shopping Center	247,628	4.5%*
Timonium Shopping Center	206,729	3.7%
Perry Hall Square Shopping Center	182,855	3.3%
Brandywine Commons Shopping Center	165,805	3.0%
Pottstown Plaza Shopping Center	161,727	2.9%
Fullerton Plaza Shopping Center	152,834	2.7%
Spotsylvania Crossing Shopping Center	141,857	2.5%

*Includes 163,200 GLA under development at June 30, 2003.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

TOP 10 ASSETS BY ANNUALIZED MINIMUM RENT

(UNAUDITED)

CENTER NAME	MINIMUM RENT	% OF TOTAL PORTFOLIO
Harford Mall	$5,660,000	9.8%
Enchanted Forest Shopping Center	2,524,000	4.4%
Lutherville Station Shopping Center	2,280,000	3.9%
Brandywine Commons Shopping Center	2,224,000	3.8%
Greenbrier Shopping Center	2,181,000	3.8%
New Town Village Shopping Center	2,082,000	3.6%
Timonium Shopping Center	2,113,000	3.6%
Radcliffe Shopping Center	1,810,000	3.1%
Shawan Plaza Shopping Center	1,736,000	3.0%
Ingleside Shopping Center	1,733,000	3.0%

TOTAL PORTFOLIO APPROXIMATE ANNUALIZED MINIMUM RENT	$58,000,000

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

GROCERS BY OWNERSHIP

JUNE 30, 2003

CENTER	TENANT NAME	GLA	ANNUAL MINIMUM RENT

ROYAL AHOLD UNITS:
Giant of Maryland
Arundel Plaza Shopping Center	Giant Food	51,976	$74,196
New Town Village Shopping Center	Giant Food	60,985	946,680
Shawan Plaza Shopping Center	Giant Food	55,330	597,492
Shoppes at Easton Shopping Center	Giant Food	64,885	772,128
Wilkens Beltway Plaza Shopping Center	Giant Food	55,108	452,892
York Road Plaza Shopping Center	Giant Food	56,892	654,996
Giant of Carlisle
Pottstown Plaza Shopping Center	Giant Food	57,200	536,592
Wayne Heights Shopping Center	Martin’s	31,409	122,004
Wayne Avenue Plaza Shopping Center	Giant Food	53,760	537,600
Stop & Shop
Del Alba Shopping Center	Stop & Shop	63,935	959,796
ROYAL AHOLD UNIT TOTALS		551,480	$5,654,376

DELHAIZE AMERICA, INC.:
Milford Commons Shopping Center	Food Lion	33,000	$264,000
North East Station Shopping Center	Food Lion	38,372	303,504
DELHAIZE AMERICA, INC. TOTALS		71,372	$567,504

ASSOCIATED WHOLESALERS, INC.:
Stonehedge Square Shopping Center	Nells Market	42,552	$321,228
ASSOCIATED WHOLESALERS, INC. TOTALS		42,552	$321,228

GOLUB CORPORATION:
Colonie Plaza Shopping Center	Price Chopper	60,000	$345,000
Columbia Plaza Shopping Center	Price Chopper	65,895	662,244
GOLUB CORPORATION TOTALS		125,895	$1,007,244

SUPERVALU, INC.:
Lutherville Station Shopping Center	Vacant-paying rent	60,275	$753,432
Skyline Village Shopping Center	Vacant-paying rent	64,485	509,436
SUPERVALU, INC. TOTALS		124,760	$1,262,868

SAFEWAY STORES:
Burke Town Plaza Shopping Center	Safeway	53,495	$202,212
Enchanted Forest Shopping Center	Safeway	50,093	500,928
Greenbrier Shopping Center	Safeway	55,032	915,480
Ingleside Shopping Center	Safeway	54,200	685,632
SAFEWAY STORES TOTALS		212,820	$2,304,252

WAKEFERN FOOD CORPORATION:
Brandywine Commons Shopping Center	Shoprite	58,236	$816,576
WAKEFERN FOOD CORPORATION TOTALS		58,236	$816,576

CENTER	TENANT NAME	GLA	ANNUAL MINIMUM RENT

GREAT ATLANTIC & PACIFIC TEA COMPANY:
Perry Hall Super Fresh Shopping Center	Super Fresh	56,848	$1,023,264
Rosedale Plaza Shopping Center	Super Fresh	50,510	631,380
Saucon Valley Square Shopping Center	Super Fresh	47,827	621,756
Security Square Shopping Center	Super Fresh	58,187	989,184
GREAT ATLANTIC & PACIFIC TEA COMPANY TOTALS		213,372	$3,265,584

WEIS MARKETS:
Waverly Woods Shopping Center	Weis Market	53,500	$588,504
WEIS MARKETS TOTALS		53,500	$588,504

GROCER TOTALS		1,453,987	$15,788,136

Based on 5.6 million square feet of space at June 30, 2003, grocery leased space represents approximately 26.1% of leasable square footage and based on annual minimum rentals of $58 million for that same period, grocery leased space represents approximately 27.2% of such rental.